BUILDERS FIXED INCOME FUND, INC.

Supplement to the Statement of Additional Information
Dated April 30, 2007

Supplement dated July 3, 2007

The following replaces the last paragraph of the section “Valuation - Purchase, Redemption and Pricing of Shares”:

On a forward commitment basis, the Fund commits to acquire ProLoan mortgage-backed securities up to six months after they have been securitized and guaranteed by a government-sponsored entity such as FNMA.  This “pipeline” of ProLoan mortgage commitments typically is valued at a fair value that is the equivalent of the six-month forward price of a FNMA mortgage-backed security.   A fair value for the pipeline is determined by the independent fund accounting agent in good faith pursuant to valuation procedures approved by the Board of Directors.  The Manager, in consultation with the Subadviser, is responsible for reviewing pipeline valuations and determining whether adjustments are appropriate based on any material change in value arising from facts and circumstances particular to the Fund’s ProLoan mortgage commitments.  The Board of Directors monitors the Fund’s valuation procedures on a regular basis and may, without notice to shareholders, revise the procedures as necessary to approximate fair value.

The following is added at the end of the section “Description of the Fund - Mortgaged-Backed Securities – ProLoan Mortgage-Backed Securities” on page 7.

The Fund invests in ProLoan multifamily and single family mortgage-backed securities and mortgage-backed obligations, including participation interests.  The Fund seeks to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries.  To accomplish these goals, the Fund invests in ProLoan mortgage-backed securities that directly or indirectly finance new construction or rehabilitation of multifamily projects and single family housing projects and in mortgage securities backed by single family loans.  Mortgage securities backed by multifamily housing projects including market-rate housing, low-income housing, housing for the elderly or handicapped, intermediate care facilities, assisted living facilities and nursing homes (collectively, “Multifamily Projects”).   For Multifamily Projects to be built, the Fund may agree to a fixed interest rate and purchase price for mortgage securities to be delivered in the future.  In periods of declining interest rates, mortgage securities for which the Fund has issued commitments may not be delivered to the Fund.  The Fund typically seeks to reduce the likelihood of non-delivery for mortgage securities backed by Multifamily Projects and single family loans by including mandatory-delivery clauses in its commitments.  In addition, the Fund usually requires a good faith deposit (generally 1/2 point), payable when commitments for ProLoan mortgage-backed securities are issued.  The Fund retains the deposit if  any such investment is not delivered to it.   These mechanisms help assure delivery of the related ProLoan mortgage-backed securities, but there is no guarantee that all investments the Fund commits to purchase will actually be delivered to it, or that the deposit will cover all of the Fund’s losses.

Prepayment and Extension Risk.  Generally, the market value of the Fund’s investments will rise at times when market interest rates fall below the interest rates on the investments.  However, at such times, some borrowers may prepay their ProLoan mortgage loans more quickly than might otherwise be the case.  In such event the Fund may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates.  As described above, the Fund may seek to manage prepayment risk by negotiating prepayment restrictions Multi-Family Projects.  When market interest rates rise above the interest rates of the Fund’s investments, the prepayment rate of the ProLoan mortgages may decrease, causing the average maturity of the Fund’s investments to lengthen.  This may increase the Fund’s portfolio’s sensitivity to rising rates and its potential for price declines.